UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 15, 2003

                              M.D.C. Holdings, Inc.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)




       Delaware                     1-8951                    84-0622967
 ---------------------      ----------------------     ------------------------
 (State or other            (Commission file number)     (I.R.S. employer
  jurisdiction of                                         identification no.)
  incorporation)

       3600 South Yosemite Street, Suite 900, Denver, Colorado 80237
------------------------------------------------------- ------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 773-1100
--------------------------------------------------------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  EXHIBITS

Exhibit Number                Description
---------------      ----------------------------------------------

Exhibit 99.1         Press Release dated July 15, 2003.


ITEM 9.  REGULATION FD DISCLOSURE
(and ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         On July 15, 2003, M.D.C. Holdings, Inc. is issuing a press release reporting its 2003 second quarter earnings. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to both Item 9 and Item 12 of Form 8-K.

         Limitation on Incorporation by Reference. The information being furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               -------------------

                                            M.D.C. HOLDINGS, INC.



Dated: July 15, 2003                        By:   /s/ Joseph H. Fretz
                                                  -----------------------
                                                      Joseph H. Fretz
                                                      Secretary and Corporate
                                                        Counsel

                             INDEX TO EXHIBITS




Exhibit Number                Description
---------------      ----------------------------------------------

Exhibit 99.1         Press Release dated July 15, 2003.